                                                                   EXHIBIT 20.18

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E

                         MONTHLY SERVICER'S CERTIFICATE



       Accounting Date:                                    September 30, 2000
                                                         ---------------------
       Determination Date:                                    October 6, 2000
                                                         ---------------------
       Distribution Date:                                    October 16, 2000
                                                         ---------------------
       Monthly Period Ending:                              September 30, 2000
                                                         ---------------------


       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1998, among Arcadia Automobile Receivables Trust, 1998-E (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


  I.   Collection Account Summary

       Available Funds:
                    Payments Received                                                            $4,954,241.57
                    Liquidation Proceeds (excluding Purchase Amounts)                              $430,831.98
                    Current Monthly Advances                                                         78,168.37
                    Amount of withdrawal, if any, from the Spread Account                                $0.00
                    Monthly Advance Recoveries                                                      (86,341.52)
                    Purchase Amounts-Warranty and Administrative Receivables                             $0.00
                    Purchase Amounts - Liquidated Receivables                                            $0.00
                    Income from investment of funds in Trust Accounts                               $27,018.96
                                                                                              -----------------
       Total Available Funds                                                                                        $5,403,919.36
                                                                                                                  ================

       Amounts Payable on Distribution Date:
                    Reimbursement of Monthly Advances                                                    $0.00
                    Backup Servicer Fee                                                                  $0.00
                    Basic Servicing Fee                                                            $129,569.34
                    Trustee and other fees                                                               $0.00
                    Class A-1 Interest Distributable Amount                                        $31,090.18
                    Class A-2 Interest Distributable Amount                                       $264,769.05
                    Class A-3 Interest Distributable Amount                                       $292,291.67
                    Noteholders' Principal Distributable Amount                                  $4,248,633.07
                    Amounts owing and not paid to Security Insurer under
                                      Insurance Agreement                                                $0.00
                    Supplemental Servicing Fees (not otherwise paid to Servicer)                         $0.00
                    Spread Account Deposit                                                         $437,566.06
                                                                                              -----------------
       Total Amounts Payable on Distribution Date                                                                   $5,403,919.36
                                                                                                                  ================



                                 Page 1 (1998-E)

 II.     Available Funds

         Collected Funds (see V)
                                      Payments Received                                       $4,954,241.57
                                      Liquidation Proceeds (excluding
                                         Purchase Amounts)                                      $430,831.98       $5,385,073.55
                                                                                           -----------------

         Purchase Amounts                                                                                                 $0.00

         Monthly Advances
                                      Monthly Advances - current Monthly Period (net)            ($8,173.15)
                                      Monthly Advances - Outstanding Monthly
                                         Advances not otherwise reimbursed to the
                                         Servicer                                                     $0.00         ($8,173.15)
                                                                                           -----------------

         Income from investment of funds in Trust Accounts                                                          $27,018.96
                                                                                                               ----------------

         Available Funds                                                                                         $5,403,919.36
                                                                                                               ================

 III.    Amounts Payable on Distribution Date

         (i)(a)      Taxes due and unpaid with respect to the Trust
                     (not otherwise paid by AFL or the Servicer)                                                         $0.00


         (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                     to Servicer and to be reimbursed on the Distribution Date)                                          $0.00


         (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                     $0.00

         (ii)        Accrued and unpaid fees (not otherwise paid by AFL or the
                     Servicer):
                                       Owner Trustee                                                  $0.00
                                       Administrator                                                  $0.00
                                       Indenture Trustee                                              $0.00
                                       Indenture Collateral Agent                                     $0.00
                                       Lockbox Bank                                                   $0.00
                                       Custodian                                                      $0.00
                                       Backup Servicer                                                $0.00
                                       Collateral Agent                                               $0.00              $0.00
                                                                                           -----------------

         (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                          $129,569.34

         (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                        $0.00

         (iii)(c)    Servicer reimbursements for mistaken deposits or postings
                     of checks returned for insufficient funds (not otherwise
                     reimbursed to Servicer)                                                                             $0.00

         (iv)        Class A-1 Interest Distributable Amount                                                        $31,090.18
                     Class A-2 Interest Distributable Amount                                                       $264,769.05
                     Class A-3 Interest Distributable Amount                                                       $292,291.67

         (v)         Noteholders' Principal Distributable Amount
                                       Payable to Class A-1 Noteholders                                          $2,421,720.85
                                       Payable to Class A-2 Noteholders                                          $1,826,912.22
                                       Payable to Class A-3 Noteholders                                                  $0.00

         (vii)       Unpaid principal balance of the Class A-1 Notes after
                     deposit to the Note Distribution Account of any funds
                     in the Class A-1 Holdback Subaccount (applies only on
                     the Class A-1 Final Scheduled Distribution Date)                                                    $0.00

         (ix)        Amounts owing and not paid to the Security Insurer under Insurance Agreement                        $0.00
                                                                                                               ----------------

                     Total amounts payable on Distribution Date                                                  $4,966,353.30
                                                                                                               ================



                                 Page 2 (1998-E)

 IV.      Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
          and Class A-1 Maturity Shortfall

          Spread Account deposit:

                       Amount of excess, if any, of Available Funds over total amounts
                       payable (or amount of such excess up to the Spread Account Maximum Amount)                 $437,566.06

          Reserve Account Withdrawal on any Determination Date:

                       Amount of excess, if any, of total amounts payable over Available Funds
                       (excluding amounts payable under item (vii) of Section III)                                      $0.00

                       Amount available for withdrawal from the Reserve Account (excluding the
                       Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                       (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
                       of Subsequent Receivables)                                                                       $0.00

                       (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                       Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                       Amount of withdrawal, if any, from the Reserve Account                                           $0.00

          Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
          Date:

                       Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                       of Section III                                                                                   $0.00

                       Amount available in the Class A-1 Holdback Subaccount                                            $0.00

                       (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                       of Section III) shall be withdrawn by the Indenture Trustee from the Class
                       A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                       Account for payment to the Class A-1 Noteholders)

                       Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                             $0.00

          Deficiency Claim Amount:

                       Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
                       Available Funds                                                                                  $0.00

                       (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section
                       III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

          Pre-Funding Account Shortfall:

                       Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                       Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3 Prepayment
                       Amount, the Class A-4 Prepayment Amount, over, (b) the amount on deposit in
                       the Pre-Funding Account                                                                          $0.00

          Class A-1 Maturity Shortfall:

                       Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                       Date, of (a) the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v)
                       and (vii) of Section III or pursuant to a withdrawal from the Class A-1
                       Holdback Subaccount.                                                                             $0.00

          (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
          Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the
          Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and
          the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall
          or the Class A-1 Maturity Shortfall.)



                                 Page 3 (1998-E)

  V.      Collected Funds

          Payments Received:
                           Supplemental Servicing Fees                                                  $0.00
                           Amount allocable to interest                                          1,749,440.71
                           Amount allocable to principal                                         3,204,800.86
                           Amount allocable to Insurance Add-On Amounts                                 $0.00
                           Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit
                              in the Collection Account)                                                $0.00
                                                                                             -----------------

          Total Payments Received                                                                                  $4,954,241.57

          Liquidation Proceeds:
                           Gross amount realized with respect to Liquidated Receivables            444,226.15

                           Less: (i) reasonable expenses incurred by Servicer
                              in connection with the collection of such Liquidated
                              Receivables and the repossession and disposition
                              of the related Financed Vehicles and (ii) amounts
                              required to be refunded to Obligors on such Liquidated
                              Receivables                                                          (13,394.17)
                                                                                             -----------------

          Net Liquidation Proceeds                                                                                   $430,831.98

          Allocation of Liquidation Proceeds:
                              Supplemental Servicing Fees                                               $0.00
                              Amount allocable to interest                                              $0.00
                              Amount allocable to principal                                             $0.00
                              Amount allocable to Insurance Add-On Amounts                              $0.00
                              Amount allocable to Outstanding Monthly Advances (reimbursed
                                 to the Servicer prior to deposit in the Collection Account)            $0.00              $0.00
                                                                                             -----------------   ----------------

          Total Collected Funds                                                                                    $5,385,073.55
                                                                                                                 ================

 VI.      Purchase Amounts Deposited in Collection Account

          Purchase Amounts - Warranty Receivables                                                                          $0.00
                           Amount allocable to interest                                                 $0.00
                           Amount allocable to principal                                                $0.00
                           Amount allocable to Outstanding Monthly Advances (reimbursed
                              to the Servicer prior to deposit in the Collection Account)               $0.00

          Purchase Amounts - Administrative Receivables                                                                    $0.00
                           Amount allocable to interest                                                 $0.00
                           Amount allocable to principal                                                $0.00
                           Amount allocable to Outstanding Monthly Advances (reimbursed
                              to the Servicer prior to deposit in the Collection Account)               $0.00
                                                                                             -----------------

          Total Purchase Amounts                                                                                           $0.00
                                                                                                                 ================

 VII.     Reimbursement of Outstanding Monthly Advances

          Outstanding Monthly Advances                                                                               $158,622.87

          Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                           Payments received from Obligors                                        ($86,341.52)
                           Liquidation Proceeds                                                         $0.00
                           Purchase Amounts - Warranty Receivables                                      $0.00
                           Purchase Amounts - Administrative Receivables                                $0.00
                                                                                             -----------------

          Outstanding Monthly Advances to be netted against Monthly
             Advances for the current Monthly Period                                                                 ($86,341.52)

          Outstanding Monthly Advances to be reimbursed out of
             Available Funds on the Distribution Date                                                                ($86,341.52)

          Remaining Outstanding Monthly Advances                                                                      $72,281.35

          Monthly Advances - current Monthly Period                                                                   $78,168.37
                                                                                                                 ----------------

          Outstanding Monthly Advances - immediately following the Distribution Date                                 $150,449.72
                                                                                                                 ================



                                Page 4 (1998-E)

VIII.  Calculation of Interest and Principal Payments

       A. Calculation of Principal Distribution Amount

              Payments received allocable to principal                                                              $3,204,800.86
              Aggregate of Principal Balances as of the Accounting Date of all
                 Receivables that became Liquidated Receivables
                 during the Monthly Period                                                                          $1,043,832.21
              Purchase Amounts - Warranty Receivables allocable to principal                                                $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                          $0.00
              Amounts withdrawn from the Pre-Funding Account                                                                $0.00
              Cram Down Losses                                                                                              $0.00
                                                                                                                  ----------------

              Principal Distribution Amount                                                                         $4,248,633.07
                                                                                                                  ================

       B. Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-1 Noteholders on such Distribution Date)               $6,650,344.34

              Multiplied by the Class A-1 Interest Rate                                                5.4290%

              Multiplied by actual days in the period or in the case of the first
              Distribution Date, by 24/360                                                         0.08611111          $31,090.18
                                                                                             -----------------

              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           --
                                                                                                                  ----------------

              Class A-1 Interest Distributable Amount                                                                  $31,090.18
                                                                                                                  ================

       C. Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-2 Noteholders on such Distribution Date)              $56,736,224.68

              Multiplied by the Class A-2 Interest Rate                                                 5.600%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 23/360          0.08333333         $264,769.05
                                                                                             -----------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                        $0.00
                                                                                                                  ----------------

              Class A-2 Interest Distributable Amount                                                                 $264,769.05
                                                                                                                  ================

       D. Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-3 Noteholders on such Distribution Date)              $61,000,000.00

              Multiplied by the Class A-3 Interest Rate                                                 5.750%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 23/360          0.08333333         $292,291.67
                                                                                             -----------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                        $0.00
                                                                                                                  ----------------

              Class A-3 Interest Distributable Amount                                                                 $292,291.67
                                                                                                                  ================



                                 Page 5 (1998-E)

   E. Calculation of Noteholders' Interest Distributable Amount

          Class A-1 Interest Distributable Amount                                                $31,090.18
          Class A-2 Interest Distributable Amount                                               $264,769.05
          Class A-3 Interest Distributable Amount                                               $292,291.67

          Noteholders' Interest Distributable Amount                                                                 $588,150.89
                                                                                                                 ================

   F. Calculation of Noteholders' Principal Distributable Amount:

          Noteholders' Monthly Principal Distributable Amount:

          Principal Distribution Amount                                                       $4,248,633.07

          The Class A-1 Notes will receive 57.00% of the Principal Distribution
          Amount on each Distribution Date. The Class A-2 Notes will receive 43.00%
          of the Principal Distribution Amount on each Distribution Date until the
          Class A-1 Notes are paid off. Once the Class A-1 Notes are paid off the
          Class A-2 Notes and the Class A-3 Notes will be "sequential pay" classes, as follows; Once the Class A-1 Notes are paid off the Class A-2 notes will continue to amortize, until they are paid off; and once the Class
          A-2 Notes are paid off the Class A-3 Notes will begin to amortize until they are paid off.
                                                                                                                   $4,248,633.07

          Unpaid Noteholders' Principal Carryover Shortfall                                                                $0.00
                                                                                                                 ----------------

          Noteholders' Principal Distributable Amount                                                              $4,248,633.07
                                                                                                                 ================

   G. Application of Noteholders' Principal Distribution Amount:


          Amount of Noteholders' Principal Distributable Amount payable to
             Class A-1 Notes                                                                          57.00%       $2,421,720.85
                                                                                           -----------------     ================

          Amount of Noteholders' Principal Distributable Amount payable to
             Class A-2 Notes                                                                          43.00%       $1,826,912.22
                                                                                           -----------------     ================

IX.   Pre-Funding Account

      A. Withdrawals from Pre-Funding Account:

      Amount on deposit in the Pre-Funding Account as of the preceding
         Distribution Date or, in the case of the first Distribution
         Date, as of the Closing Date                                                                                      $0.00
                                                                                                                 ----------------
                                                                                                                           $0.00
                                                                                                                 ================

      Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
         Subsequent Transfer Date (an amount equal to (a) $0 (the
         aggregate Principal Balance of Subsequent Receivables
         transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after
         giving effect to transfer of Subsequent Receivables over (ii) $0))                                                $0.00

      Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
         Pre-Funding Account has been reduced to $100,000 or less as of
         the Distribution Date (see B below)                                                                               $0.00
                                                                                                                 ----------------

      Amount remaining on deposit in the Pre-Funding Account after
         Distribution Date                                                                            $0.00
                                                                                           -----------------
                                                                                                                           $0.00
                                                                                                                 ================

      B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

      Amount withdrawn from the Pre-Funding Account as a result of the
         Pre-Funded Amount not being reduced to zero on the Distribution
         Date on or immediately preceding the end of the Funding Period.                                                   $0.00



                                 Page 6 (1998-E)

  X.      Reserve Account

          Requisite Reserve Amount:

          Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, and Class A-3 Notes,

                       Product of (x) weighted average of the Class A-1, A-2,
                       and A-3 Interest Rates (based on outstanding Class A-1,
                       A-2, and A-3 principal balances), divided by 360                                5.6644%
                       (y) (the Pre-Funded Amount on such Distribution Date)                             0.00
                       (z) (the number of days until the February 1999 Distribution Date)                   0

                                                                                                                             $0.00
                       Less the product of (x) 2.5% divided by 360,                                     2.500%
                       (y) the Pre-Funded Amount on such Distribution Date and,                          0.00
                       (z) (the number of days until the February 1999 Distribution Date)                   0                $0.00
                                                                                                                   ----------------

          Requisite Reserve Amount                                                                                           $0.00
                                                                                                                   ================

          Amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or,
              in the case of the first Distribution Date, as of the Closing Date                                             $0.00

          Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class
              A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts
              withdrawn from the Pre-Funding Account in respect of transfers
              of Subsequent Receivables)                                                                                     $0.00

          Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Class A-1 Holdback Subaccount) over the
              Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
              Indenture Trustee from amounts withdrawn from the Pre-Funding
              Account in respect of transfers of Subsequent Receivables)                                                     $0.00

          Less: withdrawals from the Reserve Account (other than the Class
              A-1 Holdback Subaccount) to cover the excess, if any, of total
              amount payable over Available Funds (see IV above)                                                             $0.00
                                                                                                                   ----------------

          Amount remaining on deposit in the Reserve Account (other than the
              Class A-1 Holdback Subaccount) after the Distribution Date                                                     $0.00
                                                                                                                   ================

 XI.      Class A-1 Holdback Subaccount:

          Class A-1 Holdback Amount:

          Class A-1 Holdback Amount as of preceding Distribution Date or the
              Closing Date, as applicable,                                                                                   $0.00

          Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5%
              of the amount, if any, by which $0 (the Target Original Pool
              Balance set forth in the Sale and Servicing Agreement) is
              greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution
              Date or on a Subsequent Transfer Date preceding the Distribution Date))                                            0

          Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
              to cover a Class A-1 Maturity Shortfall (see IV above)                                                         $0.00

          Less withdrawal, if any, of amount remaining in the Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity
              Date after giving effect to any payment out of the Class A-1
              Holdback Subaccount to cover a Class A-1 Maturity Shortfall
              (amount of withdrawal to be released by the Indenture Trustee)                                                 $0.00
                                                                                                                   ----------------

          Class A-1 Holdback Subaccount immediately following the Distribution Date                                          $0.00
                                                                                                                   ================

 XII.     Calculation of Servicing Fees

          Aggregate Principal Balance as of the first day of the
            Monthly Period                                             $124,386,568.25
          Multiplied by Basic Servicing Fee Rate                                  1.25%
          Multiplied by months per year                                     0.08333333
                                                                       ----------------

          Basic Servicing Fee                                                                     $129,569.34

          Less: Backup Servicer Fees                                                                    $0.00

          Supplemental Servicing Fees                                                                   $0.00
                                                                                             -----------------

          Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $129,569.34
                                                                                                                   ================



                              Page 7 (1998-E)

XIII.      Information for Preparation of Statements to Noteholders

           a. Aggregate principal balance of the Notes as of first day of Monthly Period
                                 Class A-1 Notes                                                               $6,650,344.34
                                 Class A-2 Notes                                                              $56,736,224.68
                                 Class A-3 Notes                                                              $61,000,000.00

           b. Amount distributed to Noteholders allocable to principal
                                 Class A-1 Notes                                                               $2,421,720.85
                                 Class A-2 Notes                                                               $1,826,912.22
                                 Class A-3 Notes                                                                       $0.00

           c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                 Class A-1 Notes                                                               $4,228,623.49
                                 Class A-2 Notes                                                              $54,909,312.46
                                 Class A-3 Notes                                                              $61,000,000.00

           d. Interest distributed to Noteholders
                                 Class A-1 Notes                                                                  $31,090.18
                                 Class A-2 Notes                                                                 $264,769.05
                                 Class A-3 Notes                                                                 $292,291.67

           e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
                 from preceding statement)                                                                             $0.00
              2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
                 from preceding statement)                                                                             $0.00
              3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
                 from preceding statement)                                                                             $0.00
                                                                                                                       $0.00

           f. Amount distributed payable out of amounts withdrawn from or pursuant to:
              1. Reserve Account                                                                  $0.00
              2. Spread Class A-1 Holdback Subaccount Account                                     $0.00
              3. Claim on the Note Policy                                                         $0.00

           g. Remaining Pre-Funded Amount                                                                              $0.00

           h. Remaining Reserve Amount                                                                                 $0.00

           i. Amount on deposit on Class A-1 Holdback Subaccount                                                       $0.00

           j. Prepayment amounts
                                Class A-1 Prepayment Amount                                                            $0.00
                                Class A-2 Prepayment Amount                                                            $0.00
                                Class A-3 Prepayment Amount                                                            $0.00

           k. Prepayment Premiums
                                Class A-1 Prepayment Premium                                                           $0.00
                                Class A-2 Prepayment Premium                                                           $0.00
                                Class A-3 Prepayment Premium                                                           $0.00

           l. Total of Basic Servicing Fee, Supplemental Servicing
                 Fees and other fees, if any, paid by the Trustee on
                 behalf of the Trust                                                                             $129,569.34

           m. Note Pool Factors (after giving effect to distributions on the Distribution Date)
                                Class A-1 Notes                                                                   0.06607224
                                Class A-2 Notes                                                                   0.54909312
                                Class A-3 Notes                                                                   1.00000000



                                 Page 8 (1998-E)

 XVI.     Pool Balance and Aggregate Principal Balance

                      Original Pool Balance at beginning of Monthly Period                                         $224,999,999.23
                      Subsequent Receivables                                                                                    --
                                                                                                                  -----------------
                      Original Pool Balance at end of Monthly Period                                               $224,999,999.23
                                                                                                                  =================

                      Aggregate Principal Balance as of preceding Accounting Date                                  $124,386,568.25
                      Aggregate Principal Balance as of current Accounting Date                                    $120,137,935.18

       Monthly Period Liquidated Receivables                               Monthly Period Administrative Receivables

                             Loan #                  Amount                            Loan #               Amount
                             ------                  ------                            ------               ------

               see attached listing              $1,043,832.21           see attached listing                   --
                                                         $0.00                                               $0.00
                                                         $0.00                                               $0.00
                                                ---------------                                             -------
                                                 $1,043,832.21                                               $0.00
                                                ===============                                             =======

XVIII.      Delinquency Ratio

            Sum of Principal Balances (as of the Accounting Date) of all
               Receivables delinquent more than 30 days with respect to all or
               any portion of a Scheduled Payment as of the Accounting Date                    6,467,758.02

            Aggregate Principal Balance as of the Accounting Date                           $120,137,935.18
                                                                                           -----------------

            Delinquency Ratio                                                                                     5.38361011%
                                                                                                                 ============

       IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA FINANCIAL LTD.

                                       By:
                                          --------------------------------------
                                       Name: Cheryl K. Debaro
                                             -----------------------------------
                                       Title: Vice President / Securitization
                                              ----------------------------------



                                 Page 9 (1998-E)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E

                             PERFORMANCE INFORMATION

                FOR THE MONTHLY PERIOD ENDING SEPTEMBER 30, 2000

 I.      ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                      $225,000,000

                      AGE OF POOL (IN MONTHS)                                            22

 II.     Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all
            or any portion of a Scheduled Payment as of the Accounting Date                      $6,467,758.02

         Aggregate Principal Balance as of the Accounting Date                                 $120,137,935.18
                                                                                              -----------------

         Delinquency Ratio                                                                                             5.38361011%
                                                                                                                  ================


 III.    Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                             5.38361011%

         Delinquency ratio - preceding Determination Date                                           5.35821684%

         Delinquency ratio - second preceding Determination Date                                    5.79475228%
                                                                                              -----------------

         Average Delinquency Ratio                                                                                     5.51219308%
                                                                                                                  ================

 IV.     Default Rate

         Cumulative balance of defaults as of the preceding Accounting Date                                        $21,016,965.93

         Add:    Sum of Principal Balances (as of the Accounting Date) of
                    Receivables that became Liquidated Receivables during the
                    Monthly Period or that became Purchased Receivables during
                    Monthly Period (if delinquent more than 30 days with respect
                    to any portion of a Scheduled Payment at time of purchase)                                      $1,043,832.21
                                                                                                                  ----------------

         Cumulative balance of defaults as of the current Accounting Date                                          $22,060,798.14

                   Sum of Principal Balances (as of the Accounting Date)
                      of 90+ day delinquencies                                                    1,298,998.34

                                     Percentage of 90+ day delinquencies
                                        applied to defaults                                             100.00%     $1,298,998.34
                                                                                              -----------------   ----------------

         Cumulative balance of defaults and 90+ day delinquencies as of
            the current Accounting Date                                                                            $23,359,796.48
                                                                                                                  ================

  V.     Cumulative Default Rate as a % of Original Principal Balance
            (plus 90+ day delinquencies)

         Cumulative Default Rate - current Determination Date                                       10.3821318%

         Cumulative Default Rate - preceding Determination Date                                      9.9633560%

         Cumulative Default Rate - second preceding Determination Date                               9.3712400%



                                Page 1 (1998-E)

 VI.     Net Loss Rate

         Cumulative net losses as of the preceding Accounting Date                                                  $10,000,976.17

         Add:  Aggregate of Principal Balances as of the Accounting Date (plus accrued and unpaid interest thereon to the end of the Monthly
                  Period) of all Receivables that became Liquidated Receivables or that became Purchased Receivables and that were delinquent more than 30 days with respect to any portion of a Scheduled
                  Payment as of the Accounting Date                                               $1,043,832.21
                                                                                               -----------------

               Liquidation Proceeds received by the Trust                                          ($430,831.98)       $613,000.23
                                                                                               -----------------   ----------------

         Cumulative net losses as of the current Accounting Date                                                    $10,613,976.40

               Sum of Principal Balances (as of the Accounting Date)
                  of 90+ day delinquencies                                                        $1,298,998.34

                               Percentage of 90+ day delinquencies
                                  applied to losses                                                       50.00%       $649,499.17
                                                                                               -----------------  ----------------

        Cumulative net losses and 90+ day delinquencies as of the current
           Accounting Date                                                                                          $11,263,475.57
                                                                                                                   ================

 VII.   Cumulative Net Loss Rate as a % of Original Principal Balance
        (plus 90+ day delinquencies)

        Cumulative Net Loss Rate - current Determination Date                                                            5.0059891%

        Cumulative Net Loss Rate - preceding Determination Date                                                          4.7561194%

        Cumulative Net Loss Rate - second preceding Determination Date                                                   4.4326783%

VIII.   Other Information Provided to FSA

        A. Credit Enhancement Fee information:

           Aggregate Principal Balance as of the Accounting Date                                $120,137,935.18
           Multiplied by: Credit Enhancement Fee (31 bp's) * (30/360)                                    0.0258%
                                                                                               -----------------
                                 Amount due for current period                                                          $31,035.63
                                                                                                                   ================


        B. Dollar amount of loans that prepaid during the Monthly Period                                             $1,221,807.53
                                                                                                                   ================


           Percentage of loans that prepaid during the Monthly Period                                                   1.01700394%
                                                                                                                   ================

        C. Premium Supplement Accrual (EOD)

           Aggregate Principal Balance as of the Accounting Date                                $120,137,935.18
           Multiplied by: Premium Supplement Fee (50 bp's) * (30/360)                                    0.0417%
                                                                                               -----------------
                                 Amount due for current period                                                          $50,057.47
                                                                                                                   ================

           Cumulative Balance                                                                                          $101,885.21
                                                                                                                   ================

VIII.     Classic/Premier Loan Detail

                                                                          Classic           Premier              Total
                                                                     ----------------   ----------------   -----------------
          Aggregate Loan Balance, Beginning                            97,200,379.72     $27,186,188.53     $124,386,568.25
             Subsequent deliveries of Receivables                                                                      0.00
             Prepayments                                                 (938,701.63)       (283,105.90)      (1,221,807.53)
             Normal loan payments                                      (1,500,119.32)       (482,874.01)      (1,982,993.33)
             Liquidated Receivables                                      (887,290.21)       (156,542.00)      (1,043,832.21)
             Administrative and Warranty Receivables                            0.00                                   0.00
                                                                     ----------------   ----------------   -----------------
          Aggregate Loan Balance, Ending                              $93,874,268.56     $26,263,666.62     $120,137,935.18
                                                                     ================   ================   =================

          Delinquencies                                                $5,745,365.73         722,392.29       $6,467,758.02
          Recoveries                                                     $367,935.32         $62,896.66         $430,831.98
          Net Losses                                                      519,354.89          93,645.34         $613,000.23



                                Page 2 (1998-E)

 IX.   Spread Account                                                                              $                  %
       Information

       Beginning Balance                                                                     $11,194,791.21        9.31828168%

       Deposit to the Spread Account                                                            $437,566.06        0.36421973%
       Spread Account Initial Deposit                                                                 $0.00
       Spread Account Additional Deposit                                                              $0.00        0.00000000%
       Withdrawal from the Spread Account                                                       ($35,490.35)      -0.02954134%
       Disbursements of Excess                                                                 ($848,985.21)      -0.70667538%
       Interest earnings on Spread Account                                                       $64,532.53        0.05371536%
                                                                                           -----------------   ---------------

       Ending Balance                                                                        $10,812,414.24        9.00000000%
                                                                                           =================   ===============

       Specified Balance pursuant to Section 3.03 of the
          Spread Account Agreement among Olympic Financial Ltd.,
          Arcadia Receivables Finance Corp., Financial Security
          Assurance Inc. and Norwest Bank Minnesota, National Association                    $10,812,414.24         9.00000000%
                                                                                           =================    ===============

 X.    Trigger Events

       Cumulative Loss and Default Triggers as of December 1, 1998

                                          Loss                Default        Loss Event     Default Event
Month                                  Performance          Performance      of Default       of Default
---------------------------------------------------------------------------------------------------------
           3                              1.05%                2.11%           1.33%             2.66%
           6                              2.11%                4.21%           2.66%             5.32%
           9                              3.05%                6.10%           3.85%             7.71%
          12                              3.90%                7.79%           4.92%             9.84%
          15                              5.02%               10.03%           6.34%            12.68%
          18                              6.04%               12.07%           7.63%            15.25%
          21                              6.93%               13.85%           8.75%            17.50%
          24                              7.70%               15.40%           9.73%            19.45%
          27                              8.10%               16.21%           10.24%           20.47%
          30                              8.43%               16.86%           10.65%           21.29%
          33                              8.71%               17.43%           11.01%           22.01%
          36                              8.96%               17.92%           11.32%           22.63%
          39                              9.08%               18.15%           11.47%           22.93%
          42                              9.17%               18.34%           11.58%           23.16%
          45                              9.25%               18.49%           11.68%           23.36%
          48                              9.31%               18.62%           11.76%           23.52%
          51                              9.36%               18.73%           11.83%           23.65%
          54                              9.41%               18.81%           11.88%           23.76%
          57                              9.44%               18.88%           11.92%           23.84%
          60                              9.46%               18.93%           11.95%           23.91%
          63                              9.48%               18.96%           11.97%           23.95%
          66                              9.49%               18.98%           11.99%           23.98%
          69                              9.50%               18.99%           12.00%           23.99%
          72                              9.50%               19.00%           12.00%           24.00%
         ------------------------------------------------------------------------------------------------

       Average Delinquency Ratio equal to or greater than 8.25%                            Yes_________        No____X____

       Cumulative Default Rate (see above table)                                           Yes_________        No____X____

       Cumulative Net Loss Rate (see above table)                                          Yes_________        No____X____

       Trigger Event that occurred as of a prior Determination Date
          is Deemed Cured as of current Determination Date                                 Yes_________        No____X____

 XI.   Insurance Agreement Events of Default

       To the knowledge of the Servicer, an Insurance Agreement
          Event of Default has occurred                                                    Yes_________        No____X____

       To the knowledge of the Servicer, a Capture Event has occurred and be continuing    Yes_________        No____X____

       To the knowledge of the Servicer, a prior Capture Event has been cured by
          a permanent waiver                                                               Yes_________        No____X____

       IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                    ARCADIA  FINANCIAL  LTD.

                                    By:
                                       --------------------------------------
                                    Name: Cheryl K. Debaro
                                          -----------------------------------
                                    Title: Vice President / Securitization
                                          -----------------------------------



                                Page 3 (1998-E)